Exhibit 10.1

FIRST AMENDMENT TO MASTER LEASE

AND LETTER OF CREDIT AGREEMENT

AND CONSENT OF GUARANTOR

THIS FIRST AMENDMENT TO MASTER LEASE AND LETTER OF CREDIT AGREEMENT AND CONSENT OF GUARANTOR (the “Agreement”) is entered into on June 29, 2006, to be retroactively effective as of June 1, 2006 (the “Effective Date”), by and among the entities listed on the signature pages hereto as “Landlord” (individually and collectively, “Landlord”), the entities listed on the signature pages hereto as “Tenant” (individually and collectively, “Tenant”), and HEARTHSTONE SENIOR SERVICES, L.P., a Delaware limited partnership (“Guarantor”).

R E C I T A L S

A. Landlord, as lessor, and Tenant, as lessee, are parties to that certain Master Lease dated as of May 31, 2006 (the “Master Lease”), pursuant to which, among other things, Landlord leases to Tenant the “Premises” described therein. Initially capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Master Lease.

B. In connection with the Master Lease, Landlord and Tenant are also parties to that certain Letter of Credit Agreement of even date with the Master Lease (the “LC Agreement”), pursuant to which, among other things, Tenant has posted with Landlord the Letter of Credit described therein as partial collateral for the performance of its obligations under the Master Lease.

C. Pursuant to the Guaranty of even date with the Master Lease (the “Guaranty”), Guarantor has, among other things, guarantied to Landlord the performance by Tenant of its obligations under the Master Lease and LC Agreement.

D. Landlord, Tenant and Guarantor now desire to amend the Master Lease, LC Agreement and Guaranty to, among other things, make certain clarifications to the Master Lease, all as more particularly set forth herein.

A G R E E M E N T

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Master Lease. The Master Lease is hereby specifically amended as set forth in this Section 2.

(a) Initial Term Rent. Section 2.1(a) of the Master Lease is amended and restated in its entirety as follows:

“During the Initial Term, subject to the redetermination thereof pursuant to Section 2.2, “Minimum Rent” is Thirty-One Million Five Hundred Eighty-Two Thousand One Hundred Eighty-One Dollars ($31,582,181) per Lease Year, payable in advance in twelve (12) equal monthly installments. Commencing with the second (2nd) Lease Year and continuing thereafter during the Term (excluding the eighth (8th) Lease Year of the Initial Term and the first (1st) Lease Year of any Renewal Term as further provided in Section 2.2), Tenant agrees to pay “Additional Rent” to Landlord monthly in advance together with the payment of Minimum Rent. Such Additional Rent (which shall be expressed as an annual amount but shall be payable in equal monthly installments) shall be equal to the sum of (a) the Additional Rent for the immediately preceding Lease Year and (b) the sum of (I) the product of (i) the Minimum Rent and Additional Rent due for the immediately preceding Lease Year and (ii) one percent (1%), and (II) the product of (i) the Minimum Rent and Additional Rent due for the immediately preceding Lease Year and (ii) the lesser of (x) two percent (2.0%) or (y) a percentage equal to five (5) times the CPI Increase. During the Initial Term (but not during any Renewal Term), Tenant shall also pay “Supplemental Rent,” which shall be calculated on a quarterly basis in an amount equal to the Applicable Percentage of Revenue, multiplied by Revenue for the applicable fiscal quarter. Supplemental Rent shall be due and payable as follows: (A) during each of the first two (2) Lease Years (each an “Accrual Year”), Supplemental Rent shall accrue but shall not be payable; (B) in the third (3rd) Lease Year, in addition to amounts payable pursuant to the following clause (C), Tenant shall pay the aggregate amount of Supplement Rent for the first two (2) Lease Years accrued in accordance with the preceding clause (A) in twelve (12) equal monthly installments, which shall be payable with each payment of Minimum Rent during such Lease Year, and (C) in each Lease Year during the Initial Term commencing with the third (3rd) Lease Year, Tenant shall pay Supplemental Rent for each fiscal quarter within thirty (30) days after the end of such quarter, provided that Landlord may, in its sole and absolute discretion, allow Tenant to defer payment of all or a portion of the Supplemental Rent payable in the third (3rd) Lease Year until the fourth (4th) Lease Year, in which case the aggregate amount deferred shall be payable in twelve (12) equal monthly installments in the fourth (4th) Lease Year, each payable with each payment of Minimum Rent during such Lease Year. Notwithstanding the foregoing, in the event that, in accordance with Section 16, Landlord in its sole and absolute discretion consents to any change of control in Guarantor, or to any other transaction constituting an assignment of this Lease pursuant to the terms of Section 16, all accrued but unpaid Supplemental Rent shall be immediately due and payable.”

(b) Restrictions on Distributions. Section 4.3(b) of the Master Lease is amended and restated in its entirety as follows:

“As used herein, (1) “Restricted Dividend” means any Dividend, other than a Tax Dividend, that is made at any time that the Dividend Conditions are not then satisfied; (2) “Dividend” means any dividend, payment or other distribution of cash or property by Guarantor to its shareholders or any other Person on account of or with respect to the capital stock of Guarantor; (3) “Dividend Conditions” means that (i) the Rent Coverage Ratio for the Preceding Fiscal Quarter is greater than or equal to 1.20 to 1.00 and (ii) that Guarantor shall have had Minimum Net Working Capital Balances for the Preceding Fiscal Quarter; and (4) “Preceding Fiscal Quarter” means the fiscal quarter immediately preceding the fiscal quarter in which the Dividend in question is made or to be made; (5) “Minimum Net Working Capital Balances” means that Guarantor shall have Net Working Capital as of the end of any applicable fiscal quarter equal to or greater than the lesser of (i) an amount equal to forty-one percent (41%) of Revenue for such quarter, or (ii) Fifteen Million Four Hundred Fifty Thousand Dollars ($15,450,000); (6) “Net Working Capital” means the sum of the amounts of the line items on Guarantor’s consolidated balance sheet for “Cash,” “Restricted Funds, short term,” “Accounts Receivable,” “Other Current Assets (Inventory and Prepaid Expenses)” and “Restricted Funds, long term” minus the sum of the amounts of the line items on Guarantor’s consolidated balance sheet for “Accounts Payable” and “Accrued Expenses,” as each of the same line items may be re-named or amended from time to time, and including as appropriate such similar line items created by Guarantor after the date hereof, each as determined as of the relevant date and calculated in a manner consistent with Guarantor’s and HAL’s respective past practices and the Contribution Agreement; (7) “Tax Dividend” means a Dividend in an amount which does not exceed the Tax Expense for all the members of the Guarantor for the Tax Period most recently ended; (8) “Tax Expense” shall mean for any member of Guarantor, an amount equal to the product of (i) the amount of federal and state taxable income of Guarantor for the applicable Tax Period, (ii) the Presumed Tax Rate, giving effect to the character of such taxable income as ordinary income or capital gain income, and (iii) such member’s percentage interest in Guarantor; (9) “Tax Period” means the calendar year or quarter to which any applicable Tax Expense is attributable, and (10) “Presumed Tax Rate” means (i) with respect to income taxable as ordinary income or short term capital gains, the highest combined federal and state income tax rate applicable during the applicable Tax Period, and (ii) with respect to income taxable as long-term capital gains, the highest rate then applicable to the gains on capital held for at least twelve (12) months, in both cases as determined without regard to the adjustment provided in Sections 67 and 68 of the Internal Revenue Code.”

2. Amendments to Letter of Credit Agreement. The LC Agreement is hereby specifically amended as set forth in this Section 2. As set forth and used in the LC Agreement, the term “Lease” shall mean “the Master Lease dated as of even date with this Agreement, as amended, modified or revised from time to time.”

3. Affirmation of Obligations under Lease Documents and Guaranty.

(a) Notwithstanding the modifications to the Master Lease and LC Agreement contained herein, Tenant and Landlord each hereby acknowledges and affirms its respective obligations under the Master Lease and LC Agreement (each as modified hereby) and all other documents executed by such party in connection therewith.

(b) Guarantor hereby consents to the terms of this Agreement in all respects. Notwithstanding the modifications to the Master Lease and LC Agreement contained herein, Guarantor hereby acknowledges and affirms its obligations under the Guaranty and all documents executed by Guarantor in connection therewith.

4. Interpretation. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning.

5. Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

6. Incorporation of Recitals. The Recitals to this Agreement are incorporated hereby by reference.

7. Counterparts. This Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

8. Effect of Amendment. Except as specifically amended pursuant to the terms of this Agreement, the terms and conditions of the Master Lease, LC Agreement and Guaranty shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Agreement and any terms of the Master Lease, LC Agreement or Guaranty, the terms of this Agreement shall govern and prevail.

9. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

“TENANT”:

ARLINGTON ASSISTED LIVING, LTD., a Texas limited partnership By: Arlington Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
BARTLETT ASSISTED LIVING, LTD., a Texas limited partnership By: Bartlett Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
CHATTANOOGA ASSISTED LIVING, LTD., a Texas limited partnership By: Chattanooga Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

AUSTIN ASSISTED LIVING, LTD., a Texas limited partnership By: Austin Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

BIRMINGHAM ASSISTED LIVING, LTD., a Texas limited partnership By: Birmingham Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

CONROE ASSISTED LIVING, LTD., a Texas limited partnership By: Conroe Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

Signature Page - 1

GARLAND ASSISTED LIVING, LTD., a Texas limited partnership By: Garland Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
CY-FAIR ASSISTED LIVING, LTD., a Texas limited partnership By: Cy-Fair Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
IRVING ASSISTED LIVING, LTD., a Texas limited partnership By: Irving Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
KENTWOOD ASSISTED LIVING, LTD., a Texas limited partnership By: Kentwood Assisted Living, G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

BRAESWOOD ASSISTED LIVING, LTD., a Texas limited partnership By: Braeswood Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

HUNTSVILLE ASSISTED LIVING, LTD., a Texas limited partnership By: Huntsville Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

CLAYTON COUNTY ASSISTED LIVING, LTD., a Texas limited partnership By: Clayton Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

LAKE JACKSON ASSISTED LIVING, LTD., a Texas limited partnership By: Lake Jackson Assisted Living, G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

Signature Page - 2

LEWISVILLE ASSISTED LIVING, LTD., a Texas limited partnership By: Lewisville Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
COBB COUNTY ASSISTED LIVING, LTD., a Texas limited partnership By: Cobb County Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
MADISON ASSISTED LIVING, LTD., a Texas limited partnership By: Madison Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
OKLAHOMA CITY ASSISTED LIVING LIMITED PARTNERSHIP, a Texas limited partnership By: Oklahoma City Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

LORAIN ASSISTED LIVING, LTD., a Texas limited partnership By: Lorain Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

MOBILE ASSISTED LIVING, LTD., a Texas limited partnership By: Mobile Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

NASHVILLE ASSISTED LIVING, LTD., a Texas limited partnership By: Nashville Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President
SAN ANTONIO ASSISTED LIVING, LTD., a Texas limited partnership By: San Antonio Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

Signature Page - 3

CARROLLWOOD ASSISTED LIVING OPERATIONS, LTD., a Texas limited partnership By: Carrolwood Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

TEMPLE ASSISTED LIVING, LTD., a Texas limited partnership By: Temple Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

TUCSON ASSISTED LIVING LIMITED PARTNERSHIP, a Texas limited partnership By: Tucson Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

WHARTON ASSISTED LIVING, LTD., a Texas limited partnership By: Wharton Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

TEMPE ASSISTED LIVING LIMITED PARTNERSHIP, a Texas limited partnership By: Tempe Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

TEXAS CITY ASSISTED LIVING, LTD., a Texas limited partnership By: Texas City Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

VICTORIA ASSISTED LIVING, LTD., a Texas limited partnership By: Victoria Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

ALBUQUERQUE ASSISTED LIVING, LTD., a Texas limited partnership By: Albuquerque Assisted Living G.P., Inc., a Texas corporation, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

Signature Page - 4

“GUARANTOR”:

HEARTHSTONE SENIOR SERVICES, L.P., a Delaware limited partnership By: Hearthstone Senior Living Services, LLC, a Delaware limited liability company, its General Partner

By:	/s/ RICHARD ROSENBERG
Name: Title:	Richard Rosenberg Vice President

Signature Page - 5

“LANDLORD”:

NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation

By:	/s/ ABDO H. KHOURY
Name:	Abdo H. Khoury
Title:	Senior Vice President
AUSTIN ASSISTED RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name:	Abdo H. Khoury
Title:	Senior Vice President
BIRMINGHAM AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name:	Abdo H. Khoury
Title:	Senior Vice President

ARLINGTON AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name:	Abdo H. Khoury
Title:	Senior Vice President

BARTLETT AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name:	Abdo H. Khoury
Title:	Senior Vice President

CHATTANOOGA AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name:	Abdo H. Khoury
Title:	Senior Vice President

Signature Page - 6

CONROE AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President
BRAESWOOD AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President
HUNTSVILLE AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President
CLAYTON COUNTY AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

GARLAND AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

CY-FAIR AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

IRVING AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

LAKE JACKSON ASSISTED LIVING R.E., LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

Signature Page - 7

LEWISVILLE AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

MOBILE AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

NASHVILLE AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

CARROLLWOOD ASSISTED LIVING, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

COBB COUNTY AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

MADISON AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

SAN ANTONIO AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

TEMPE AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

Signature Page - 8

TEMPLE AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President
TUCSON AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President
VICTORIA AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President
KENTWOOD AL RE LIMITED PARTNERSHIP, a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

TEXAS CITY AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

WHARTON AL RE, LTD., a Texas limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

ALBUQUERQUE AL RE, L.P., a Delaware limited partnership By: NHP Master RE G.P., LLC, a Delaware limited liability company, its General Partner

By:	/s/ ABDO H. KHOURY
Name: Title:	Abdo H. Khoury Senior Vice President

Signature Page - 9